Exhibit 99.1

           American National Bankshares Inc. Reports Financial Results

     DANVILLE, VA, October 22 /PRNewswire-FirstCall/ -- American National Bankshares Inc. (NASDAQ; AMNB) reported third quarter 2003 net income of $2.405 million, which represents income of $0.42 on a basic and diluted per share basis. During the same period in 2002, the Corporation earned $0.42 on a basic and diluted per share basis. The annualized return on average assets (ROA) for the third quarter of 2003 was 1.52% and the annualized return on average equity
(ROE) for the quarter was 13.86%.

     For the first nine months of 2003, earnings were $7.047 million compared to $6.995 million, an increase of 0.7%. Earnings per share of $1.23 basic and $1.22 diluted increased from the same period of 2002 when both basic and diluted earnings per share were $1.20. The annualized return on average assets (ROA) for the first nine months of 2003 was 1.52% and the annualized return on average equity (ROE) for the same period was 13.39%.

     Net interest income for the first nine months ending September 30, 2003 grew by 1.6% or $269,000. Non-interest income increased 14.1% for the same period, fueled by increases in deposit service charges related to the introduction of an enhanced deposit account overdraft program as well as increased mortgage banking revenue. Non-interest expenses increased by 7.0% during this period, with the majority of that increase related to personnel, health insurance and retirement plan costs.

     At September 30, 2003 total assets were $644.0 million, up $37.4 million or 6.2% from $606.6 million at September 30, 2002. Deposit and retail repurchase accounts increased to $548.3 million, up $36.8 million or 7.2% over $511.5 million at September 30, 2002 while loans totaled $419.9 million, up $25.0 million or 6.3% over third quarter 2002 levels. Securities grew to $180.5 million at September 30, 2003 compared to $154.2 million a year earlier.

     The Corporation's capital position remains strong with shareholders' equity at September 30, 2003 of $71.1 million representing 11.0% of total assets. Asset quality continues to remain solid, as the allowance for loan losses equaled 1.44% of total loans and the non-performing assets ratio remained below one percent at 0.71% of total loans.

     "The low interest rate environment continues to affect our ability to significantly grow net interest income," stated Charles H. Majors, President and Chief Executive Officer. "We will continue to grow our loan and investment portfolios in a conservative manner by focusing on rate and credit risk. By preparing for increased interest rates in the future, we will be better positioned to drive our earnings higher on a long-term basis, rather than focusing on the short-term. We did achieve our best nine-month performance this year in the growth of non-interest income. With this strategy we improved our earnings on a basic per share basis to $1.23, which is an increase of 2.5% over last year. We will continue to focus on asset quality, growth in non-interest income, controlling expenses and building long-term customer relationships - a formula that has served the Corporation well over the past 94 years."

     American National Bankshares Inc. is the holding company of American National Bank and Trust Company, a community bank with fourteen offices in Danville, Chatham, Collinsville, Gretna, Martinsville, Henry County, and South Boston, Virginia, and Yanceyville, North Carolina. Services are also provided through eighteen ATMs, "AmeriLink" internet banking, and our 24-hour "Access American" phone banking. Banking subsidiaries include ANB Mortgage Corp. (secondary mortgage origination), ANB Investor Services (retail brokerage) and ANB Insurance Services (full-service insurance agency). Additional information is available on our website at www.amnb.com. The shares of American National Bankshares Inc. are traded on the NASDAQ National Market under the symbol "AMNB".

     This press release may contain "forward-looking statements," within the meaning of federal securities laws that involve significant risks and uncertainties. Statements herein are based on certain assumptions and analyses by the Corporation and are factors it believes are appropriate in the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies, or guidelines; significant changes in the economic scenario: significant changes in regulatory requirements; and significant changes in securities markets. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and the cautionary language in the Corporation's most recent Form 10-K report and other documents filed with the Securities and Exchange Commission. American National Bankshares Inc. does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

SOURCE    American National Bankshares Inc. 10-22-2003
Contact:  Brad E. Schwartz - Senior Vice President/ Chief Financial Officer of
           American National Bankshares Inc.,  1+ 434-773-2242

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
                                          Consolidated Balance Sheets
                                American National Bankshares Inc. and Subsidiary
                                                  (In Thousands)
                                                    Unaudited
------------------------------------------------------------------------------------------------------------
                                                                                         September 30
                                                                                ----------------------------
                                                                                     2003            2002
                                                                                ------------     -----------
ASSETS

Cash and due from banks.........................................................$   17,713       $   18,108
Interest-bearing deposits in other banks........................................    13,574           26,278

Securities:
  Securities available for sale.................................................   158,605          126,014
  Securities held to maturity...................................................    21,922           28,147
                                                                                -----------      -----------
  Total securities..............................................................   180,527          154,161
                                                                                -----------      -----------

Loans held for sale.............................................................       740            1,832

Loans, net of unearned income ..................................................   419,916          394,888
Less allowance for loan losses..................................................    (6,067)          (5,574)
                                                                                -----------      -----------
  Net loans.....................................................................   413,849          389,314
                                                                                -----------      -----------

Bank premises and equipment.....................................................     7,725            8,235
Core deposit intangibles........................................................     1,047            1,496
Accrued interest receivable and other assets....................................     8,861            7,189
                                                                                -----------      -----------
  Total assets..................................................................$  644,036       $  606,613
                                                                                ===========      ===========

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities:
  Demand deposits -- non-interest bearing.......................................$   71,624       $   66,379
  Demand deposits -- interest bearing...........................................    66,393           60,631
  Money market deposits.........................................................    49,607           46,693
  Savings deposits..............................................................    82,480           71,857
  Time deposits.................................................................   231,106          228,225
                                                                                -----------      -----------
  Total deposits................................................................   501,210          473,785
                                                                                -----------      -----------

  Repurchase agreements.........................................................    47,091           37,730
  FHLB borrowings...............................................................    21,000           22,000
  Accrued interest payable and other liabilities................................     3,672            3,334
                                                                                -----------      -----------
  Total liabilities.............................................................   572,973          536,849
                                                                                -----------      -----------

Shareholders' equity:
  Common stock, $1 par, 10,000,000 shares authorized,
    5,667,464 shares outstanding at September 30, 2003 and
    5,785,616 shares outstanding at September 30, 2002..........................     5,667            5,786
  Capital in excess of par value................................................     9,404            9,576
  Retained earnings.............................................................    54,378           51,784
  Accumulated other comprehensive income........................................     1,614            2,618
                                                                                -----------      -----------
  Total shareholders' equity....................................................    71,063           69,764
                                                                                -----------      -----------
  Total liabilities and shareholders' equity....................................$  644,036       $  606,613
                                                                                ===========      ===========


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
                                        Consolidated Statements of Income
                                American National Bankshares Inc. and Subsidiary
                                                  (In Thousands)
                                                    (Unaudited)
---------------------------------------------------------------------------------------------------------
                                                                                Three Months Ended       Nine Months Ended
                                                                                   September 30            September 30
                                                                                ------------------      ------------------
                                                                                  2003      2002          2003      2002
                                                                                --------  --------      --------  --------
Interest Income:
  Interest and fees on loans....................................................$  6,270  $  6,919      $ 19,337  $ 20,453
  Interest on deposits in other banks...........................................      33        57            69       170
  Income on securities:
    Federal agencies............................................................     560       479         1,620     1,424
    Mortgage-backed.............................................................     225       576         1,064     1,830
    State and municipal.........................................................     472       484         1,456     1,416
    Other securities............................................................     284       378           935     1,188
                                                                                --------   -------      --------  --------
    Total interest income.......................................................   7,844     8,893        24,481    26,481
                                                                                --------   -------      --------  --------
Interest Expense:
  Interest on deposits:
    Demand......................................................................      45       105           174       334
    Money market................................................................     110       196           374       601
    Savings.....................................................................     150       268           587       803
    Time........................................................................   1,613     2,005         5,010     6,729
  Interest on repurchase agreements.............................................     113       167           373       477
  Interest on other borrowings..................................................     245       231           735       578
                                                                                --------   -------      --------  --------
    Total interest expense......................................................   2,276     2,972         7,253     9,522
                                                                                --------   -------      --------  --------
Net Interest Income.............................................................   5,568     5,921        17,228    16,959
Provision for Loan Losses.......................................................     170       214           665       633
                                                                                --------   -------      --------  --------
Net Interest Income After Provision
  For Loan Losses...............................................................   5,398     5,707        16,563    16,326
                                                                                --------   -------      --------  --------
Non-Interest Income:
  Trust and investment services.................................................     625       606         1,878     1,938
  Service charges on deposit accounts...........................................     577       451         1,541     1,232
  Other fees and commissions....................................................     241       194           679       620
  Mortgage banking income.......................................................     203       112           481       263
  Securities gains, net.........................................................      43         -            46        19
  Other income..................................................................     111        71           252       202
                                                                                --------   -------      --------  --------
    Total non-interest income...................................................   1,800     1,434         4,877     4,274
                                                                                --------   -------      --------  --------
Non-Interest Expense:
  Salaries......................................................................   1,758     1,727         5,233     4,941
  Pension and other employee benefits...........................................     433       389         1,403     1,160
  Occupancy and equipment.......................................................     624       615         1,905     1,834
  Core deposit intangible amortization .........................................     112       112           337       337
  Other.........................................................................     875       817         2,615     2,465
                                                                                --------   -------      --------  --------
    Total non-interest expense..................................................   3,802     3,660        11,493    10,737
                                                                                --------   -------      --------  --------
Income Before Taxes.............................................................   3,396     3,481         9,947     9,863
Income Tax Provision............................................................     991     1,020         2,900     2,868
                                                                                --------   -------      --------  --------
Net Income......................................................................$  2,405   $ 2,461      $  7,047  $  6,995
                                                                                ========   =======      ========  ========

--------------------------------------------------------------------------------------------------------------------------
Net Income Per Common Share:
  Basic.........................................................................$    .42   $   .42      $   1.23  $   1.20
  Diluted.......................................................................$    .42   $   .42      $   1.22  $   1.20


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
Financial Highlights
American National Bankshares Inc. and Subsidiary

(Dollars in thousands, except per share data)

                                                  Three Months Ended                       Nine Months Ended
                                                     September 30                              September 30
                                               ------------------------                 ------------------------
                                                   2003         2002      Change            2003         2002      Change
                                               -----------  -----------  --------       -----------  -----------  --------
EARNINGS
  Interest income                              $    7,844   $    8,893    (11.8)%       $   24,481   $   26,481     (7.6)%
  Interest expense                                  2,276        2,972    (23.4)             7,253        9,522    (23.8)
  Net interest income                               5,568        5,921     (6.0)            17,228       16,959      1.6
  Provision for loan losses                           170          214    (20.6)               665          633      5.1
  Noninterest income                                1,800        1,434     25.5              4,877        4,274     14.1
  Noninterest expense                               3,802        3,660      3.9             11,493       10,737      7.0
  Income taxes                                        991        1,020     (2.8)             2,900        2,868      1.1
  Net income                                        2,405        2,461     (2.3)             7,047        6,995       .7

PER COMMON SHARE
  Earnings per share - basic                   $      .42   $      .42        - %       $     1.23   $     1.20      2.5 %
  Earnings per share - diluted                        .42          .42        -               1.22         1.20      1.7
  Cash dividends paid                                 .19          .18      5.6                .56          .53      5.7
  Book value                                                                                 12.54        12.06      4.0
  Closing market price                                                                       24.97        27.46     (9.1)

FINANCIAL RATIOS
  Return on average assets                           1.52 %       1.67 %    (15)bp            1.52 %       1.62 %    (10)bp
  Return on average shareholders' equity            13.86        14.34      (48)             13.39        13.94      (55)
  Average equity to average assets                  10.99        11.66      (67)             11.34        11.65      (31)
  Net interest margin (FTE)                          3.84         4.40      (56)              4.05         4.30      (25)
  Efficiency ratio                                  50.19        48.06      213              50.35        48.87      148

PERIOD END BALANCES
  Securities                                                                            $  180,527   $  154,161     17.1 %
  Loans held for sale                                                                          740        1,832    (59.6)
  Loans - net of unearned income                                                           419,916      394,888      6.3
  Assets                                                                                   644,036      606,613      6.2
  Total deposits                                                                           501,210      473,785      5.8
  Repurchase agreement funding                                                              47,091       37,730     24.8
  FHLB borrowings                                                                           21,000       22,000     (4.5)
  Shareholders' equity                                                                      71,063       69,764      1.9

AVERAGE BALANCES
  Loans - net of unearned income               $  426,146   $  398,814      6.9 %       $  421,397   $  387,933      8.6 %
  Interest-earning assets                         605,672      561,268      7.9            592,256      548,775      7.9
  Assets                                          631,441      588,299      7.3            618,762      574,061      7.8
  Interest-bearing deposits                       426,902      401,311      6.4            420,393      399,110      5.3
  Repurchase agreement funding                     42,024       35,224     19.3             38,736       32,419     19.5
  FHLB borrowings                                  21,152       20,210      4.7             21,773       15,682     38.8
  Shareholders' equity                             69,399       68,623      1.1             70,197       66,904      4.9

CAPITAL
  Average shares outstanding - basic            5,674,259    5,794,241     (2.1)         5,716,092    5,806,639     (1.6)
  Average shares outstanding - diluted          5,738,622    5,855,760     (2.0)         5,777,156    5,852,431     (1.3)
  Shares repurchased                               15,000       20,000                     115,000       40,100
  Average price of shares repurchased          $    25.72   $    26.05                  $    24.98   $    22.91

ALLOWANCE FOR LOAN LOSSES
  Beginning balance                            $    5,991   $    5,477      9.4 %       $    5,622   $    5,334      5.4 %
  Provision for loan losses                           170          214    (20.6)               665          633      5.1
  Charge-offs                                        (131)        (176)   (25.6)              (417)        (499)   (16.4)
  Recoveries                                           37           59    (37.3)               197          106     85.8
  Ending balance                               $    6,067   $    5,574      8.8         $    6,067   $    5,574      8.8


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

Financial Highlights
American National Bankshares Inc. and Subsidiary

(Dollars in thousands, except per share data)

                                                  Three Months Ended                       Nine Months Ended
                                                     September 30                              September 30
                                               ------------------------                 ------------------------
                                                   2003         2002      Change            2003         2002      Change
                                               -----------  -----------  --------       -----------  -----------  --------

COMPOSITION OF RISK ASSETS
  Nonperforming loans:
    90 days past due                                                                    $      362   $      256     41.4
    Nonaccrual                                                                               2,612          383    582.0
  OREO                                                                                         146           30    386.7
  Nonperforming assets                                                                  $    3,120   $      669    366.4

ASSET QUALITY RATIOS **
  Nonperforming loans to total loans                                                           .71 %        .16 %     55 bp
  Allowance for loan losses to total loans                                                    1.44         1.41        3
  Allowance for loan losses
    to nonperforming loans                                                                    2.04 X       8.72 X   (668)


Notes:

  bp - Change is measured as difference in basis points.
  ** - Balance sheet amounts used in calculations are based on period end balances.

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